Exhibit 10.16

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

November 1, 2020

[***]

[***]

[***]

Attention: [***]

Dear [***]:

The purpose of this binding letter agreement (the “Agreement”), effective January 14, 2021 (the “Effective Date”) is to set forth the mutual understandings and binding agreements of [***] and Nuvo Group USA, Inc. (“Nuvo”) in respect of the preparation and implementation of the Virtual Prenatal Pilot in which Nuvo’s proprietary and patent-protected Invu patient platform will be Integrated throughout the [***], all as defined hereunder.

Definitions:

“Confidential Information” shall mean any and all trade secrets and other confidential and proprietary information of either party including, without limitation, the terms of this Agreement and any and all technical, non-technical and proprietary information such as: software programs, software source documents, customer lists, billing information, patient information, affiliate information, personnel, business and contractual relationships, business plans and strategies and all reports and summaries which contain or otherwise reflect or are generated from any of the foregoing, whether or not in written form. Notwithstanding the foregoing Confidential Information does not include information that: [***].

“Integration” refers to the integration, implementation and operational roll-out of Invu throughout [***] network for the purpose of implementing a Pilot.

“Intellectual Property Rights” shall mean all worldwide Intellectual Property Rights of any kind, whether arising under statute, common law, treaty, convention or otherwise, and whether or not vested or inchoate, including, without limitation: (i) any and all patents, utility models, rights in inventions, patent applications, ideas, concepts, know-how and improvements, (ii) all rights associated with works of authorship, including copyrights and moral rights, (iii) all trademarks, service marks and rights in designs and logos, (iv) all rights relating to the protection of trade secrets and confidential information, and (v) any other proprietary rights relating to intellectual property and/or industrial property.

“INVU by Nuvo, (“Invu”)” refers to Nuvo’s proprietary virtual pregnancy monitoring and management patient platform (which includes, without limitation, all of components associated therewith as more fully described in Exhibit A).

“Pilot” refers to the virtual prenatal monitoring pilot carried out by [***] utilizing Invu, as described in Exhibit C attached hereto.

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

Each of [***] and Nuvo acknowledges and agrees as follows:

1.  Scope. The parties seek to leverage a Department of Health and Human Services Maternal Health grant (the “Grant”) that was awarded to [***] to effectuate an offering that creates an immediate clinical impact for remote maternal health in the face of COVID-19. As such, this Agreement outlines the commitments of both Nuvo and [***] to stand up a pilot (the “Pilot”) that is paid for by the Grant with the broader objectives of (i) growing an installed base of support for a lasting Nuvo and [***] collaboration and the eventual enterprise-wide adoption for remote maternal health monitoring over a broad range of use cases, and (ii) unlocking joint value creation, by generating and sharing cost-savings data with payers such as [***].

2.  [***] Subject to the terms and conditions contained in this Agreement, [***] hereby commits to Nuvo as follows:

2.1  Until the start of the Pilot, [***] and Nuvo shall jointly and promptly undertake the Integration of Invu within and throughout the [***] in accordance with the program scope described in Exhibit B attached hereto (which includes the pre-Pilot roadmap during the pre-Pilot period which is estimated to take no longer than 90 days). The Pilot shall not commence (and no Invu devices will be supplied to [***]) until [***] and Nuvo have completed each of their respective pre- Pilot activities, as validated by the pre-Pilot roadmap and as set forth in Exhibit B.

2.2  Following [***] completion of the services described within the pre-Pilot roadmap, [***] will officially implement the Pilot, as described in more detail in Exhibit C hereto. Exhibit C will be supplemented by a Formal Quote to define the parameters of the Pilot in more detail, which must be matched by an official Purchase Order to initiate all activities between the parties. The Pilot will run through July 15th, 2021, but cease accepting new patients by either: (i) [***] enrollment of fifty (50) patients, or (ii) April 30, 2021, whichever occurs sooner. Additionally, set forth in Exhibit C are the monitored metrics (the “Pilot Metrics”) that both [***] and Nuvo will employ to design the parties’ potential broader framework agreement for a more expansive commercial launch of Invu within the [***] (the “Broader Expansion Launch”) following the expiration of the Pilot. In furtherance of the foregoing:

(a)  If the Pilot Metrics are satisfied and/or exceeded, as mutually confirmed by [***] and Nuvo, [***] will undertake best efforts to present the findings to a value analysis committee, and will have the right to carry out the full commercial launch of Invu within the [***]; provided, that, [***] and Nuvo consummate a definitive agreement for the Broader Expansion Launch of Invu (the “Commercial Agreement”); and

(b)  If the Pilot Metrics are not satisfied by the expiration of the Pilot, [***] and Nuvo shall have the right to: (i) undertake the implementation of the Broader Expansion Launch notwithstanding the foregoing and subject to the parties’ executing the Commercial Agreement, or (ii) terminate any further collaborations associated with Invu.

(c)  Either party hereto may exercise its rights under this Section 2.2 by notifying the other party [***].

2.3  [***] acknowledges that Nuvo’s performance of its obligations, including meeting all applicable timelines, is subject to [***] reasonable cooperation and assistance, as well as [***] provisioning of all [***] and/or required by Nuvo from time to time from [***].

2.4  To the extent [***] and/or Nuvo encounter unforeseen issues or challenges in respect of the Invu Integration during the pre-Pilot period and/or the Pilot, they will work collaboratively and in good faith to resolve such issues in a timely and mutually satisfactory manner.

2.5  Nuvo and [***] shall each appoint a qualified employee to act as its respective project manager (hereinafter the “Project Managers”) for the work undertaken hereunder. Each party’s respective Project Manager(s) assigned for both the Pre-Pilot Period and for the Pilot Period are identified in Exhibits B and C, respectively. Each such Project Manager shall (i) act as the principal contact between the parties, and (ii) ensure that Nuvo personnel coordinate with [***] personnel and management. [***] Project Manager shall be responsible for the overall technical direction and approval of the Integration, and if applicable, the Pilot which shall be given at all times on behalf of [***] management.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

2.6  If due to [***] failure to achieve the Pilot Metrics either party shall elect to terminate this Agreement pursuant to Section 2.2(b)(ii), the parties will comply with the termination provisions set forth in Section 6 below.

3. Fees.

3.1  [***] and Nuvo agree to the payments that [***] will remit to Nuvo in connection with the Pilot pursuant to Exhibit D attached hereto (the “Pilot Fees”), and as awarded to [***] from the HHS Maternal Health grant. All fees due and payable under this Agreement shall be remitted by [***] on [***] terms from [***] receipt of an invoice therefor from Nuvo. All Pilot Fees paid to Nuvo by [***] shall be wired to an account designated by Nuvo. Nuvo and [***] jointly acknowledge that if no Pilot is implemented by [***], none of the Pilot Fees will be due and owing to Nuvo.

3.2  Provided that prior written notice of any non-payment has been made to [***] and [***] has had a reasonable opportunity to cure, Nuvo may suspend, discontinue or terminate its provisioning of Invu until any and all overdue fees and charges are paid in full by [***] to Nuvo.

3.3  Except for the Pilot Fees, each party hereto will be responsible for its own costs and expenses which are incurred by such party in connection with, or arising from, the performance of its duties and obligations hereunder. The foregoing notwithstanding, if [***] shall require that Nuvo provides on-site support and/or training to [***] technicians beyond Nuvo’s customary in-person training either during the pre-Pilot period or thereafter during the Pilot, [***] shall cover or otherwise reimburse Nuvo for such travel- related costs and expenses. [***]. Nuvo shall invoice [***] for all travel-related costs and expenses separately from other fees in this Agreement.

3.4  All remuneration paid to Nuvo are exclusive of any taxes, assessments or duties that may be assessed, including, without limitation, sales, use, excise, value added, and withholding taxes. [***] shall directly pay any such taxes assessed against it and [***] shall promptly reimburse Nuvo for any such taxes payable or collectable by Nuvo. Such taxes do not include taxes based upon Nuvo’s income, which shall remain Nuvo’s responsibility.

4. Ownership.

4.1  [***] acknowledges and agrees that, as between [***] and Nuvo, Nuvo will at all times [***] own and retain all rights, title and interest in and to Invu (including without limitation, the Invu Components) and any all related Intellectual Property Rights therein and appurtenant thereto. Any improvements, modifications and/or derivative works that are conceived by [***] regarding Invu, whether such Improvements are conceived alone or jointly with Nuvo, shall constitute the [***] property of Nuvo.

4.2  Nuvo hereby grants to [***] a limited, non-exclusive, non-assignable, non-sub-licensable, non-transferable right and license to use Invu for the sole purpose of facilitating the pre-natal remote monitoring and management of enrolled [***] patients during the Term of this Agreement. [***] may not use Invu, in whole or in part, in any way or for any purpose other than as expressly permitted herein, and no other licenses or rights may be implied. In addition, [***] may not, during or after the Term hereof, use, copy, distribute, reverse engineer, decompile, sell, lease, sublease, sublicense or otherwise transfer (including electronic transfer from one computer to another over a network or otherwise), modify, adapt, translate, network, publish or create derivative works of all or any portion of Invu.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

4.3 The provisions of this Section 4 notwithstanding and subject to the provisions of Section 5.4 below, [***] and Nuvo agree the data resulting from patients utilizing Invu (the “Invu Data”) shall be the property of [***]; provided, that, [***] may use the data for the limited purposes permitted under the business associate agreement, which is attached hereto as Exhibit E.

5. Confidentiality.

5.1  Each of Nuvo and [***] acknowledges and agrees that the disclosing party’s (the “Disclosing Party”) Confidential Information constitutes its trade secrets, is valuable and proprietary to the Disclosing Party, and that such party has taken all necessary steps and will continue to take all necessary steps to maintain the valuable, secret, and proprietary nature of its Confidential Information. Except as otherwise provided in this Section 5, the party receiving Confidential Information from the Disclosing Party (the “Receiving Party”) will not disclose to any person or entity or make any unauthorized use of the Disclosing Party’s Confidential Information, except for the purpose of performing its obligations under this Agreement. If it is necessary for the Receiving Party to disclose the Disclosing Party’s Confidential Information to a third party in order to perform its duties hereunder and the Disclosing Party has provided it with written authorization to do so, the Receiving Party shall disclose only such Confidential Information as is necessary for it to perform its obligations hereunder. All employees, representatives, agents and subcontractors of each party hereto shall be bound by this Section 5.2 and shall be required to protect the other party’s Confidential Information as required herein.

5.2  Except as otherwise permitted under this Agreement, the parties agree to keep the terms and conditions of this Agreement confidential. In the event either party receives a subpoena or order issued by, or in conjunction with a litigation, investigation or other pending proceeding with a court of competent jurisdiction or a governmental body to disclose all or any part of the terms and conditions of this Agreement and/or the other party’s Confidential Information, the party agrees, to the extent lawful, to (i) immediately notify the other party of the existence, terms, and circumstances surrounding such a request; (ii) if disclosure of such terms and conditions and/or other Confidential Information is required, furnish only that portion which, in the opinion of the other party’s counsel, the party is required to disclose; and (iii) reasonably cooperate with the other party at the other party’s request and expense to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosures made pursuant to this Section 5.3.

5.3  Nuvo and [***] both acknowledge that U.S. federal (including, but not limited to the Health Insurance Portability and Accountability Act of 1996, Public Law 104-191 (“HIPAA”)) and state laws and regulations may govern the collection, transmission and use of patient-related data. Both parties agree to abide by any applicable laws and regulations and acknowledge that neither party shall be liable for the other party’s non-compliance with such laws. In addition to the foregoing, the parties jointly acknowledge entering into that certain business associates agreement, contemporaneous with the execution of this Agreement and dated of even date herewith, which is attached hereto as Exhibit E.

6. Term & Termination.

6.1 The term of this Agreement shall begin on the Effective Date hereof and will continue until the sooner to occur of: (i) the parties’ dual execution of the Commercial Agreement preceding the Broader Expansion Launch, or (ii) either party’s termination of the Pilot pursuant to Section 2.2(b)(iii) (the “Term”), unless otherwise terminated by either party pursuant to this Section 6.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

6.2  Either party may terminate this Agreement upon [***] prior written notice in the event of a material breach by the other party where the breaching party fails to remedy such breach within such [***] period following such written notification by the non-breaching party.

6.3  In addition to those obligations which expressly survive the termination of this Agreement, upon termination hereof: (i) [***] shall promptly remit to Nuvo any and all unpaid fees and other charges incurred prior to the effective date of termination; (ii) [***] will cooperate with Nuvo in the retrieval and collection of Invu Components that were bundled and supplied to enrolled patients in Invu by [***] during the Term; and (iii) [***] shall immediately discontinue any use of Invu Components (e.g., the applications, devices, equipment, interfaces, etc.) and promptly thereafter notify its enrolled patients in writing that Invu is no longer available to them in any capacity.

6.4  [***] agrees that if any of the Invu units previously supplied by Nuvo during the Term are not retrieved by [***] and delivered to Nuvo within [***] from the effective date of termination of this Agreement or if any such returned components are so materially damaged that they cannot be re- used by Nuvo, [***] will pay to Nuvo an Invu bundle fee of [***] which payment shall be made within [***] from Nuvo’s written request therefor and delivery of photos or other evidence substantiating such damage.

6.5 The following provisions shall survive any termination of this Agreement: 3, 4, 5, 6, 8 and 9.

7. Warranties; Limitation of Liability.

7.1  Each party warrants to the other that: (i) it has the power and authority to enter into and perform its obligations under this Agreement, and (ii) it will comply with all applicable local, state and federal laws, ordinances, regulations and orders with respect to this Agreement, including without limitation HIPAA and its implementing administrative simplification regulations.

7.2  So long as [***] usage of Invu comports with the requirements set forth in the Invu operational documents (which may be updated by Nuvo from time to time) (the “Invu Documentation”) that Nuvo will provide to [***] in connection with the pre-Pilot roadmap, Nuvo warrants that Invu will be free from material defects in materials and workmanship. Nuvo will repair or replace any defective components within Invu (with the choice to repair or replace being made by Nuvo, at its sole discretion); provided, however, that the defect is promptly reported in writing to Nuvo in a manner requested by Nuvo for client support purposes. Nuvo’s obligation to replace or repair any of Invu component(s) will be [***] exclusive remedy for breach of this warranty. The manner and extent of the repairs that Nuvo shall supply to [***] are set forth in the Invu Documentation.

7.3  The warranty set forth in Section 7.2 above will not apply: (i) if any of the Invu components are modified, misused, repaired, altered or damaged by [***], a patient or any unauthorized third party, (ii) if Invu is used by [***] or any enrolled patients other than as expressly contemplated by this Agreement and/or in the Invu Documentation supplied to [***], (iii) to any defects in Invu Components resulting from the negligence or mistreatment by [***], its patients or third parties, or (iv) to any defects, inoperability or other malfunctions and problems resulting from events of force majeure, utility, telecommunications or Internet outages or downtime due to regularly scheduled maintenance or upgrades or any other causes beyond Nuvo’s reasonable control.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

7.4  Prior to making any warranty claim(s) under Section 7.2, [***] shall notify Nuvo in writing of the specific component(s) or feature(s) within Invu that [***] claims to be defective, and follow the recommendations of Nuvo’s technical support staff to resolve the technical issue.

7.5  EXCEPT FOR THE LIMITED WARRANTIES CONTAINED IN THIS SECTION 7, INVU (INCLUDING, WITHOUT LIMITATION, INVU COMPONENTS) IS PROVIDED “AS IS” AND “AS AVAILABLE”, AND ALL OTHER WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED OR STATUTORY, ARE HEREBY DISCLAIMED. NUVO DOES NOT WARRANT THAT INVU WILL BE UNINTERRUPTED OR ERROR FREE.

7.6  Neither party (including each party’s principals, directors, officers, employees, consultants and representatives) shall be responsible or liable to the other in any event for indirect, incidental, consequential, special or exemplary damages or penalties (including without limitation, damages resulting from interruption or loss of business, interruption or loss of use, loss of profits or other economic loss), even if such party had or should have had any knowledge, actual or constructive, of the possibility of such damages, unless such an amount is recovered from an indemnified party pursuant to a claim by a third party. This limitation of liability applies equally to any third parties (e.g., enrolled patients in Invu) with whom either party enters into a binding agreement, directly or indirectly, related to this Agreement and/or Invu.

7.7 Intentionally deleted.

7.8  [***] ACKNOWLEDGES AND AGREES THAT INVU / INVU COMPONENTS DO NOT REPLACE THE PROFESSIONAL MEDICAL JUDGMENT OF A PATIENT’S HEALTH CARE PROVIDER, AND NUVO IS NOT ENGAGED IN ANY ACTIVITY THAT COULD BE DEEMED TO BE THE PRACTICE OF MEDICINE. [***] UNDERSTANDS AND AGREES THAT ITS USE AND/OR RECOMMENDATIONS, AND ANY USE BY ITS PATIENTS, OF ANY ASPECT OF INVU, IS AT [***] OWN RISK.

7.9  During the Term of this Agreement, Nuvo will maintain insurance coverage in conformance with the requirements set forth in Exhibit F attached hereto.

8. Indemnification.

8.1  [***] will defend, indemnify and hold harmless Nuvo and its affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any third party liability, loss, claim, damage, cost or expense (including, without limitation, as a result of personal injury, death or property damage) and including, without limitation, litigation-related costs and attorneys’ fees, regardless of outcome (collectively, “Liabilities”), arising out of (i) [***] grossly negligent or willful misconduct or improper use of Invu, or (ii) any material breach by [***] of its duties and obligations herein.

8.2  Nuvo will defend, indemnify and hold harmless [***] and its affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any Liabilities arising out of (i) any material breach by Nuvo to perform an obligation hereunder, or (ii) the grossly negligent or willful misconduct of Nuvo in performing its obligations under this Agreement.

8.3  A party entitled to be indemnified pursuant to this Section 8 (the “Indemnified Party”), shall provide prompt written notice to the party liable for such indemnification (the “Indemnifying Party”) of any claim or demand which the Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement. The Indemnifying Party shall promptly undertake to discharge its obligations hereunder. Additionally, the Indemnifying Party shall employ counsel reasonably acceptable to the Indemnified Party to defend any such claim or demand asserted against the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any such claim or demand at its own expense. The Indemnified Party shall cooperate with the Indemnifying Party in any such defense. The Indemnifying Party may not settle or compromise any claim or demand without the Indemnified Party’s prior written consent. The Indemnified Party shall make available to the Indemnifying Party or its agents all records and other materials in the Indemnified Party’s possession reasonably required by it for its use in contesting any third party claim or demand.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

9. Miscellaneous.

9.1  Compliance with Laws. Each party shall comply with any and all applicable federal, state and local laws and regulations including, without limitation, export control laws and regulations and applicable federal, state and local laws and regulations regarding confidentiality of medical records and other patient information. [***] acknowledges its responsibility for compliance with the Health Care Finance Administration and/or Medicare requirements pertaining to the promotion of its services to Medicare beneficiaries.

9.2  Press Releases. Promptly following the consummation of this Agreement by the parties, the parties will jointly issue a press release describing the collaboration contemplated hereunder, which press release will require the mutual written agreement of the parties. Both Nuvo and [***] shall have the right to mention the existence of this Agreement (but not its terms) after the Effective Date hereof solely while the Agreement remains in force, in their respective marketing materials or as a reference for current and future customers and/or patients. This right is given on the condition that: (i) any such marketing materials accurately reflect the nature of the business relationship created by this Agreement, and (ii) any such marketing materials do not disclose any Confidential Information pursuant to the terms set forth in Section 5 hereof. Any press releases or public statements by either party that pertains to this Agreement and/or the relationship of the parties contemplated herein shall require the mutual written consent of both parties, which shall not be unreasonably withheld or delayed.

9.3 Governing Law; Arbitration.

9.3.1 Intentionally Deleted.

9.3.2  All claims, demands, disputes, differences, controversies, and misunderstandings arising under, out of, in connection with, or in relation to this Agreement, including the Appendices, shall be submitted to, and shall be determined by binding arbitration in accordance with the latest Commercial Arbitration Rules of the American Arbitration Association, in the event that mediation or other informal methods of dispute resolution fail to resolve such claims and disputes. All arbitration proceedings arising under this Agreement shall be brought exclusively in the State of HawaiiThe provisions of this Section 9.3.2 notwithstanding, it is expressly agreed that a material breach of the provisions of Section 5 hereof by a party could cause irreparable harm to the non-breaching party and that a remedy at law would be inadequate. Therefore, in addition to any and all remedies available at law, the non-breaching party shall be entitled to seek an injunction or other equitable remedies (temporary, preliminary and/or permanent) in all legal proceedings in the event of any threatened or actual violation of any or all of the provisions hereof. In the event of such a proceeding, the law of the venue in which the proceeding is commenced shall be the governing law. The arbitrator shall have no right to award any equitable relief of any kind.

9.4  Severability and Waiver. If any provision, in part or whole, of this Agreement is or becomes illegal, unenforceable, or invalidated, by operation of law, rule, regulation or otherwise, that provision or part will to that extent be deemed omitted, and the remainder of this Agreement will remain in full force and effect. Any waiver by either party of any condition, term, part or provision of this Agreement will not be construed as a waiver of any other condition, term, part or provision of this Agreement, nor will the waiver be construed as a waiver of such condition, term, part or provision in any future event or circumstance.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

9.5  Independent Contractor. Each party’s relationship with the other party is that of an independent contractor, and not that of an agent, joint venture or partner of the other party. Neither party nor its agents and employees are the representatives of the other party for any purpose and will not have, and will not represent that they have, any right or authority to bind the other party or to assume or create any obligation, express or implied, on behalf of the other party.

9.6  Third Parties. Except as otherwise set forth in this Agreement, this Agreement is solely between the parties hereto and is not intended to be enforceable by any third parties, nor to create any express or implied rights hereunder of any nature whatsoever for any third parties.

9.7  Notices.All formal notices and contractual communications required or permitted under this Agreement shall be in writing and delivered personally, mailed by certified, first class mail, return receipt required and full postage prepaid, or sent using a nationally recognized overnight courier with ability to track receipt, to the following address(es) and addressee(s):

If to NUVO:

NUVO GROUP USA INC.

252 Nassau St.

Princeton, NJ 08542 Attention: Oren Oz, CEO

Email: [***]

With a copy to:

Greenberg Traurig LLP 200 Park Avenue

New York, NY 10076

Attention: [***]

[***]

If to [***]:

[***]

[***]

[***]

Attention: Legal Dept.

Email: [***]

With a copy to:

[***]

[***]

Email: [***]

Notices shall be deemed given on the date delivered or when receipt, in the manner specified, is recorded. Each party may change or supplement the address(es) or addressee(s) for notice hereunder, by written notice.

9.8  Force Majeure. Neither party will be liable to the other, nor will either party have the right to terminate this Agreement, as a result of the other party’s delay or failure to perform any of its obligations hereunder during any period in which its performance is delayed or prevented by circumstances beyond its reasonable control.

9.9  Entire Agreement. This Agreement constitute the complete agreement of the parties and supersedes any other agreement, representations, warranties, understandings and any negotiations or other communications, written or oral, between the parties relating to the subject matter of this Agreement. This Agreement can only be modified by a writing signed by the authorized representatives of [***] and Nuvo, and none of the terms and conditions of any other purchase or order form, invoice or similar document will change this Agreement unless signed by both parties and indicating they intended to vary the terms hereof.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

9.10  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. This Agreement shall not become valid or effective or a binding obligation on any party until duly executed by all of the parties.

Please confirm your agreement to the terms and conditions contained in this Agreement (including those provided in each Exhibit appended hereto) by executing below.

Very truly yours,

NUVO GROUP USA INC.

By:	[***]
[***]

ACCEPTED AND AGREED AS OF THE DATE SET FORTH ABOVE:

[***]

By:	/s/ Authorized Signatory
[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

EXHIBIT A – DESCRIPTION OF Invu by Nuvo

The following components are included within Invu and will be deployed in connection with the Pilot:

1.	Device Bundle

a.	Invu Sensor Band – a wearable, self-administrable band that wraps the pregnant patient’s abdomen and captures high-fidelity raw biopotential, acoustic, and movement signals from mother and fetus

b.	[***]

2.	Cloud Engine

a.	Cloud computation of the processing of raw signals for the expressed purpose of wellness visit (fetal and maternal heart tone capture, and BP readings).

b.	Cloud computation available during predefined Virtual Visit hours (e.g. 9am – 2pm EST, and defined in the Pre-Pilot Activities)

3.	Interfaces

a.	Invu (patient-facing application) – available on iOS and Android. Invu displays meaningful, but not actionable, data.

b.	Invu Pro (provider-facing application) – web-based application, for patient management portal of all patients using Invu to conduct remote prenatal visits, and to view inbound data during Virtual Prenatal Visits

4.	Shipping/logistics

a.	Direct shipping of Device Bundle to patient’s home

b.	Shipping label for patient to return Device Bundle to Nuvo

5.	Customer/Technical Support

a.	Customer/technical support available during the predefined Virtual Clinic hours

b.	Support available related to both the Device Bundle and the Interfaces (patient- facing and provider-facing)

c.	Support available for both [***] patients as well as [***] personnel

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

A visual display of the Offering included for the Pilot is outlined below:

[***]

[***]

[***]

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

EXHIBIT B

Pre-Pilot Roadmap

The following initiatives, described below, outline preliminary activities required from both parties before pilot run-time.

1.	Documentation:

•	Nuvo to deliver a Formal Quote that will be matched by a Purchase Order from its procurement department

•	Nuvo and [***] to move towards a Letter of Intent that will position the Pilot defined here as part of an overarching mutual ambition and intention. The goal will be to sign the LOI prior to the completion of the project.

2.	Pre-Pilot Activities:

•	Change Management Session: Nuvo to conduct a Learning and Feedback session with the intended [***] prescribers and users of the Invu platform to gauge questions and concerns.

•	Interface training- teaching nurses/physicians how to use Invu Pro, add new patients, review remote sessions, provide remote diagnosis. Review what the patient is viewing on her end via patient-facing mobile Invu app;

•	Customer/Technical support training – exploration of the question/answer matrix Nuvo will be delivering to patients during Pilot. Methodology of how to revert clinical questions from Nuvo to [***], and technical questions from [***] to Nuvo.

3.	Validation Trial

•	5 patients trial of end-to-end data transfer, supplemental to standard of care routine procedures, to ensure that data capture and delivery functions as advertised. Each of the 5 patients may conduct up to 5 home sessions, for a total of [***] sessions total, maximum.

All abovementioned activities are subject to modification assuming both activities.

Project Manager:

•	Nuvo: [***]

•	[***]: [***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

EXHIBIT C – PILOT

[***]

[***]

[***]

The following metrics will be evaluated by the parties in assessing transition to the Broader Expansion Launch:

1.	Reduction of patient transportation. Instances where patients are not required to travel to a physical clinic and instead conduct remote sessions (i.e. all successful remote monitoring sessions) will be extrapolated for payers’ use, including Medicaid, to determine saved sharing opportunities by reducing flights and airlifts for prenatal care.

2.	Provider acceptance. At conclusion of the project run-time, nurses, physicians and physician assistants that used the platform will be asked to fill out a pre-defined usability and functionality survey.

3.	Patient acceptance. A subset of the enrolled patients during Pilot, of up to [***] patients, will be asked to fill out a predefined survey, to assess the patient’s overall experience and improved convenience/satisfaction from using Invu.

4.	Reduced attributable operational inefficiencies and certain costs. [***] to evaluate the comparable time and resources allocated for in-clinic prenatal visits as opposed to prenatal visit conducted using the Invu platform, as time/resource allocation that could otherwise be allocated towards additional or alternative billable procedures. [***] to evaluate the reduction in PPE and other related disposable components by conducting prenatal visits via a remote platform compared to the otherwise in-clinic prenatal visit.

5.	Reduction of exposure from COVID-19 positive or suspected positive patients to [***] personnel. All confirmed positive or suspected positive COVID-19 patients that are issued Invu will be documented, and every instance that a prenatal visit is conducted remotely as opposed to in-clinic will be recorded as a discrete instance. This metric will be met with n�1 instances.

6.	Parity health outcomes. The patients enrolled in Invu may not have worse health outcomes, of statistically significant relevant, than comparable patient counterparts.

Metrics will be jointly monitored by [***] and Nuvo. Any disagreement over the interpretation of the metrics will be escalated to senior data scientists in both organizations who will work collaboratively establish a joint understanding and position.

The primary metric that will determine the transition to Broader Expansion will be the reduction in transportation instances for patients, that will be extrapolated for payers including Medicaid to determine saved sharing opportunities by reducing flights and airlifts. All other metrics will be monitored as foundational evidence for broader [***] acceptance.

Pilot Project Manager:

•	Nuvo: [***]

•	[***]: [***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

EXHIBIT D – PILOT FEES

For each [***] patient that is enrolled in Invu, [***] will pay to Nuvo a per patient fee of $[***]. The maximum fee payable to Nuvo (based on 50 patients) is $[***]. The Invu Fee shall be paid as follows:

(i)	Nuvo to invoice [***] for the entirety of the 50 patients at the start of the Pre-Pilot Period, following a Purchase Order from [***];

(ii)	[***] to pay [***] up front based on the payment terms set forth in Section 3;

(iii)	[***] to pay [***] upon completion of the Pilot Period (subject to any adjustments if there are ultimately less than 50 patients enrolled at the end of the period)

Nuvo hereby acknowledges that the Invu Fee shall cover all of the components comprising the Invu bundle/protocol that each enrolled patient will receive, as outlined in Exhibit A

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

EXHIBIT E – BUSINESS ASSOCIATE AGREEMENT

-Attached Hereto-

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

EXHIBIT F – INSURANCE REQUIREMENTS

During the Term of this Agreement, Nuvo shall maintain at its own expense, product liability insurance coverage (including an extension for human clinical trials) for bodily injury, death and property loss and damage on a claims made basis covering Nuvo for damages arising out of its products, with [***] and each applicable Affiliate member listed as an additional insured (subject to the insurer’s prior approval). All policies of insurance shall provide for coverage on a claims-made basis in the minimum amount of [***] per occurrence with an aggregate of [***] for the policy period. Upon [***] written request, Nuvo shall provide [***] with a copy of all certificates of insurance, evidencing Nuvo’s insurance coverage.